© 2024 ANI Pharmaceuticals, Inc. 1 June 2024

© 2024 ANI Pharmaceuticals, Inc. 2 Disclaimer To the extent any statements made in this presentation deal with information that is not historical, these are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those relating to the commercialization and potential sales of the product and any additional product launches from the Company’s generic pipeline, other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: Cortrophin Gel is our first rare disease pharmaceutical product; to the extent we are not able to continue to achieve commercial success with this product, including expanding the market and gaining market share, our business, financial condition, and results of operations will be negatively impacted; our approved products, including Cortrophin Gel, may not achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; acquisitions and other investments could disrupt our business and harm our financial position and operating results; the limited number of suppliers for our active pharmaceutical ingredients could result in lengthy delays in production if we need to change suppliers; delays or failure in obtaining or maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA and other regulatory agencies, including drug recalls; acceptance of our products at levels that will allow us to achieve profitability; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason; the ability of our manufacturing partners to meet our product demands and timelines; our dependence on single source suppliers of ingredients due to the time and cost to validate a second source of supply; our ability to develop, license or acquire, and commercialize new products; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; whether we experience difficulties closing a sale transaction with a buyer for the plant and property resulting from the closure of our Oakville, Ontario manufacturing plant; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict between Israel and Gaza, or conflicts relating to attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, such as COVID-19, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Earnings Per Share (Adjusted EPS), that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Adjusted non-GAAP EBITDA is defined as net income (loss), excluding tax expense or benefit, interest expense, (net), other expense, (net), depreciation, amortization, non-cash stock-based compensation expense, Novitium transaction expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP net income (loss) is defined as net income (loss), non-cash stock-based compensation expense, Novitium transaction expenses, non-cash interest expense, depreciation and amortization expense, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, and certain other items that vary in frequency and impact on ANI’s results of operations , less the tax impact of these adjustments calculated using an estimated statutory tax rate. Adjusted non-GAAP diluted (loss)/earnings per share is defined as adjusted non-GAAP net income (loss) divided by the diluted weighted average shares outstanding during the period. Adjusted EBITDA, Adjusted EPS and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted EPS alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. Please refer to the Appendix in this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure. ANI is not providing a reconciliation for the forward-looking full year 2024 adjusted non-GAAP measures because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

© 2024 ANI Pharmaceuticals, Inc. 3 ANI Pharmaceuticals: Rare Disease and Generics drive robust profitable growth; Established Brands adds strong cash flow Key Growth Drivers Rare Disease business with lead asset Purified Cortrophin® Gel and expansion through M&A and in-licensing Generics with enhanced R&D capabilities driving new product launches; operational excellence Financial Strength(1) 140% Adjusted non- GAAP EBITDA growth $229M Cash(2) $119M Cash flow from operations $487M 2023 revenue 54% year-over-year revenue growth 1. As of December 31, 2023. 2. As of March 31, 2024. Established brands with unique commercial capability, high margins and strong cash flow generation

© 2024 ANI Pharmaceuticals, Inc. 4 ANI has delivered high revenue growth consistently since 2021; Rare Disease expected to be largest driver of growth going forward 2022 2023 2024E $42 $112 $170-180 Rare Disease Revenues ($ millions)(1),(3)Total Company Revenues ($ millions)(1),(3) 105% CAGR(2) 2021 2022 2023 2024E $216 $316 $487 $520-542 35% CAGR(2) 1. 2024 estimates reflect 2024 guidance, initially provided on February 29, 2024 and reiterated on May 10, 2024. 2. CAGRs are calculated based on the midpoints of the 2024 guidance ranges. 3. Total Company CAGR calculated using 2021-2024; Rare Disease CAGR calculated using 2022-2024 (Cortrophin Gel was launched in 2022).

© 2024 ANI Pharmaceuticals, Inc. 5 Topline growth and Rare Disease operating leverage expected to drive continued strong EBITDA growth Adjusted Non-GAAP Gross Profit (1) ($ millions) Adjusted Non-GAAP EBITDA(1) ($ millions) 2022 2023 2024E $56 $134 $135-145(1) +58%(2) 2022 2023 2024E $183 $310 $329-335(1)(3) +35%(2) Rare Disease contributed to profitability in 2023 in just the second year of launch after 2022 investment to build Rare Disease infrastructure Note: Figures presented may not total due to rounding. 1. 2024 estimates reflect 2024 guidance, initially provided on February 29, 2024, and reiterated on May 10, 2024. 2. CAGRs are calculated based on the midpoints of the 2024 guidance ranges. 3. Adj. Non-GAAP Gross-Profit 2024 estimates shown here aligned with the Adj. Non-GAAP Gross-Profit percentages provided on May 10, 2024.

© 2024 ANI Pharmaceuticals, Inc. 6 Q1 Adj. non-GAAP EBITDA(1) $38M 14% YoY Momentum continues in 2024 with ANI delivering record results in Q1 Q1 Revenues $137M 29% YoY Q1 Diluted non-GAAP EPS(1) $1.21 3% YoY Q1 Rare Disease Revenues $37M 126% YoY Q1 Adj. non-GAAP Net Income $23M Q1 Generic, Established Brands, and Other Revenues $100M 11% YoY 1. Adjusted non-GAAP EBITDA and Adjusted non-GAAP Diluted EPS are non-GAAP financial measures. For reconciliation to the most directly comparable GAAP measure, please see Appendix A. Highlights • Steady gains in Q1 for lead Rare Disease asset Cortrophin Gel across core therapeutic areas (rheumatology, neurology, nephrology) and strong traction into new areas of opportunity (pulmonology and ophthalmology) • Cortrophin Gel momentum has continued in Q2 with a record number of new patient starts in April followed by new record in May • Continued to leverage exceptional new product launch execution (six new products launched in Q1), operational excellence, and U.S.-based manufacturing footprint to reliably serve patients in Generics and Established Brands 21% YoY

© 2024 ANI Pharmaceuticals, Inc. 7 2024 Guidance 1. Adjusted Non-GAAP Gross Margin, Adjusted Non-GAAP EBITDA, and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. 2. 2024 guidance initially provided on February 29, 2024, and reiterated on May 10, 2024. Metric ($ millions except per share amounts) Full Year 2024 Guidance(2) 2023 Actuals Growth vs Prior Year Actuals Net Revenue (Total Company) $520 - $542 $487 7 - 11% Cortrophin Gel Net Revenue $170 - $180 $112 52 - 61% Adjusted Non-GAAP EBITDA (1) $135 - $145 $134 1 - 8% Adjusted Non-GAAP Diluted EPS (1) $4.26 - $4.67 $4.71 (10) - (1)% Adjusted Non-GAAP Diluted EPS guidance reflects a full year of shares outstanding from May 2023 secondary equity raise.

© 2024 ANI Pharmaceuticals, Inc. 8 ANI Rare Disease: the story behind long-term sustainable lead asset Purified Cortrophin® Gel Cortrophin Gel is purified corticotropin (ACTH), a treatment option for patients struggling with certain chronic autoimmune disorders Limited competition (only one other ACTH product on the market); long-term sustainability driven by high barriers to entry Estimated $600M ACTH market at launch in 2022; ~$1.2B category at peak in 2017; potential for significant future growth among both new and returning prescribers Approved for multiple indications; initially launched into therapeutic areas of neurology, nephrology and rheumatology; recently expanded into pulmonology and ophthalmology Re-introduced a much-needed patient and physician choice into the U.S. ACTH market (only one ACTH product had been available for multiple decades) Launched January 2022

Rare Disease: ANI's primary growth engine accelerating with lead asset Purified Cortrophin® Gel as foundation

Growth in specialties targeted at launch[1]

- Continued prescription growth for original therapeutic areas of neurology, nephrology and rheumatology
- Prescribing momentum across existing and new prescribers
- Highest number of new patient starts in April followed by new record in May

Gaining traction in new therapeutic areas

- Given strong traction in pulmonology, added a second geographical region to pulmonology sales force in Q1 2024
- Highest number of new patient starts in pulmonology in Q1 2024

- Deployed a targeted ophthalmology sales force in Q1 2024

- Launched 1-mL vial size of Cortrophin Gel during Q4 2023, the only approved ACTH therapy indicated for the treatment of acute gouty arthritis flares

Expansion of market and Rare Disease platform

- Number of patients on ACTH therapy today is substantially lower than a few years ago, with room for significant growth

- Expanding the scope and scale of our Rare Disease business through M&A and in-licensing remains a high priority
- ANI has infrastructure and capabilities across medical affairs, patient support, specialty pharmacy distribution, and market access

Rare Disease Revenues ($ millions)[2]



$17.6
$16.3
$24.3
$29.7
$41.7
$36.9
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24

Full year 2024 guidance of $170 - $180 million[3]

1. Purified Cortrophin® Gel was launched in January 2022.
2. Revenues declined from Q4 to Q1 in each year due to insurance resets and channel dynamics that are typical for Rare Disease products.
3. 2024 guidance initially provided on February 29, 2024 and reiterated at 2nd quarter earnings on May 10, 2024.

ANI Pharmaceuticals, Inc.

© 2024 ANI Pharmaceuticals, Inc.

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© 2024 ANI Pharmaceuticals, Inc. 10 ACTH market is expected to return to growth in 2024 and we believe Cortrophin Gel remains on a strong multi-year growth trajectory 2019 2020 2021 2022 2023 2024E(1) $953 $768 $594 $558 $537 $580-$590 Acthar Gel Purified Cortrophin® Gel ACTH Market Sales ($ millions) • Since the launch of Cortrophin Gel in 2022, the ACTH class has stabilized on a dollar basis after years of declines • In 2024, the ACTH category is expected to grow ~8-10%+ on dollar basis • Number of patients on ACTH therapy today is substantially lower than a few years ago, with room for significant growth 1. Cortrophin Gel 2024 guidance initially provided on February 29, 2024, and reiterated on May 10, 2024. MNK expects a low single-digit sales decline for Acthar Gel in 2024 per its first quarter 2024 earnings release (May 9, 2024). ACTH market sales of $580-590 million for 2024E is based on Cortrophin Gel guidance + Acthar Gel sales assuming a 3-4% YoY decline. -19% -23% -6% -4% +8-10%YoY Growth

© 2024 ANI Pharmaceuticals, Inc. 11 Focused efforts ongoing to increase scope and scale of Rare Disease business through M&A and in-licensing Assets’ patent protection profile Assets’ peak year revenue forecast Priority 1: Rare disease opportunities in priority therapeutic areas of nephrology, neurology, rheumatology, pulmonology and ophthalmology Priority 2: Rare disease opportunities outside of priority therapeutic areas where ANI has the potential to create value leveraging the Rare Disease platform Deal actionability Initiate detailed due diligence and deal execution

© 2024 ANI Pharmaceuticals, Inc. 12 Strong balance sheet to support Rare Disease business development 2022 2023 Q1’2024(2) Cash & Cash Equivalents $48M $221M $229M Net Debt/EBITDA 4.4x 0.5x 0.5x Gross Debt $297M $294M $293M Net Debt $249M $73M $64M Adjusted Non-GAAP EBITDA (1) $56M $134M $138M Note: Items may not foot due to rounding. 1. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. 2. Balance sheet metrics as on March 31, 2024; Adjusted Non-GAAP EBTIDA represents trailing twelve-month period.

© 2024 ANI Pharmaceuticals, Inc. 13 Superior R&D capabilities and operational excellence driving growth in Generics Robust pipeline and new product launch execution • Launched six new products during Q1 2024, including a Competitive Generic Therapy (CGT) product with 180-day exclusivity • Number two ranking in CGT approvals and top 15 manufacturer in number of product approvals • Increasing 2024 R&D spend to deliver new launches fueling high single-digit/low double-digit growth Focus on cost excellence • Systematic and relentless approach to reducing raw materials and finished goods costs • Lean and entrepreneurial mentality towards all corporate spend Ability to respond to tailwinds arising from drug shortages in the market • Operational excellence and U.S.-based manufacturing footprint enables our ability to quickly respond to patient and customer needs • Reliability, track record and nimbleness have established ANI as a partner of choice Generics Revenues ($ millions) 2024 guidance of high single- digit/low double-digit growth(1) Strong operational backbone and U.S.-based manufacturing footprint • During 2023, supplied over 1.5 billion doses of therapeutics to patients in need • Excellent compliance track record with successful FDA audits across all sites • Q1 2024 capacity expansion at New Jersey site • New Jersey site successfully completed both a pre-approval and a pharmacovigilance inspection with the FDA with zero observations $63.7 $63.3 $70.6 $71.8 $70.2 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 1. Guidance initially provided on February 29, 2024, and reiterated on May 10, 2024.

U.S.-based manufacturing footprint; strong GMP track record, including successful FDA audits at all three sites









	Baudette, MN *130k sf*	**Baudette, MN** *Containment Facility - 47k sf*	**East Windsor, NJ** *120k sf*
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft^2 expansion added 17 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids
GMP	Four FDA inspections since 2013 Latest FDA inspection – November 2022 Results: VAI status	Seven DEA inspections since 2013 Latest DEA inspection – August 2023 Results: VAI status	Seven FDA inspections since 2017, Four DEA inspections since 2016 Latest FDA inspection – January 2024 Results: NAI status (zero 483s)

© 2024 ANI Pharmaceuticals, Inc.

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Executive leadership team with proven track records and broad industry expertise



Nikhil Lalwani
President & Chief Executive Officer

- 20+ years leadership experience in pharmaceuticals and healthcare
- Proven track record of developing and executing multi-year strategic growth plans



Chris Mutz
Head of Rare Diseases / Cortrophin

- 25+ years commercialization experience
- Responsible for building / leading launch of Soliris for gMG and NMOSD in the US



Samy Shanmugam
COO, New Jersey Operations & Head of Global R&D

- Former Head of R&D and Operations for Par Pharmaceuticals
- Founded Edict Pharmaceuticals, Nuray chemicals and Ethics BioLab
- Developed over 100 specialty dosage forms and ANDAs in the US



Krista Davis
SVP, Human Resources & CHRO

- 20+ years of leadership experience in HR, talent management, and organizational development across industries and cultures
- Former Global Head, People & Organization for Novartis Technical Operations



Meredith Cook
SVP, Legal & General Counsel

- 20+ years of legal and leadership experience in specialty and generics pharmaceuticals
- Served as Vice President and Associate GC for Amneal Pharmaceuticals
- Previously with Morgan Lewis & Bockius, LLP



Stephen Carey
SVP, Finance & Chief Financial Officer

- 30+ years financial executive experience
- Former SVP. Controller and Principal Accounting Officer for Par Pharmaceuticals



Ori Gutwerg
SVP, Generics

- 17+ years pharmaceutical experience across generic and branded products
- Proven track record of business development and accelerating growth



Chad Gassert
SVP, Corporate Development & Strategy

- Former SVP of Business Development, M&A, Partnerships and Licensing for Par Pharmaceuticals
- Formulation development scientist for Sandoz



James Marken
SVP, Operations & Product Development

- 30+ years of pharmaceuticals experience, overseeing production and logistical functions for company facilities
- Expertise in quality control, validation and manufacturing

© 2024 ANI Pharmaceuticals, Inc.

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© 2024 ANI Pharmaceuticals, Inc. 16 Investment summary Strong and growing Rare Disease business, largest driver of growth • Largest expected driver of future growth • Lead asset Cortrophin Gel forecasted at $170- $180M revenues in 2024(1) (+52% - 61%) with significant multi-year future growth opportunity • Focused M&A efforts to expand scope and scale of Rare Disease business Robust and nimble Generics segment delivering growth • Key driver with targeted growth in the high single-digit to low double-digit range • Demonstrated R&D excellence in filings and launch execution • Providing reliability of supply with US-based manufacturing and strong GMP track record Experienced purpose-driven team • Dedicated employees with deep experience and expertise in Rare Disease, Generics and Established Brands • Purpose-Driven: Serving Patients, Improving Lives • Strong cross functional collaboration driving success Financial Strength • $229M unrestricted cash(2) • $119M cash flow from operations in 2023 • $520M - $542M estimated 2024 revenue(1) representing 7% - 11% year-over-year growth • $135M-$145M estimated 2024 adjusted non- GAAP EBITDA • $4.26-$4.67 estimated 2024 adjusted non- GAAP EPS 1. 2024 guidance initially provided on February 29, 2024, and reiterated on May 10, 2024. 2. As of March 31, 2024.

© 2024 ANI Pharmaceuticals, Inc. 17 Appendix A

© 2024 ANI Pharmaceuticals, Inc. 18 Adjusted non-GAAP EBITDA calculation – 1Q 2024 and 2023 (1) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. 2024 2023 Net Income $ 18,207 $ 1,439 Add/(Subtract): Interest expense, net 4,600 7,696 Other expense, net 32 34 Provision for income taxes 7,128 726 Depreciation and amortization 14,686 14,700 Contingent consideration fair value adjustment 90 961 Restructuring activities — 1,130 Gain on sale of building (5,347) — Unrealized gain on investment in equity securities (9,655) — Impact of Canada operations (1) — 1,647 Stock-based compensation 6,934 4,338 Novitium transaction expenses 713 342 Litigation expenses 245 — Adjusted non-GAAP EBITDA $ 37,633 $ 33,013 Three Months Ended March 31,

© 2024 ANI Pharmaceuticals, Inc. 19 Adjusted non-GAAP EPS calculation – 1Q 2024 and 2023 (1) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. (2) Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities. 2024 2023 Net Income Available to Common Shareholders $ 17,801 $ 1,033 Add/(Subtract): Non-cash interest (income) expense (10) 987 Depreciation and amortization 14,686 14,700 Contingent consideration fair value adjustment 90 961 Restructuring activities — 1,130 Gain on sale of building (5,347) — Unrealized gain on investment in equity securities (9,655) — Impact of Canada operations (1) — 1,647 Stock-based compensation 6,934 4,338 Novitium transaction expenses 713 342 Litigation expenses 245 — Less: Estimated tax impact of adjustments (calc. at 26% and 24% for the three months ended March 31, 2024 and 2023, respectively) (1,991) (5,785) Adjusted non-GAAP Net Income Available to Common Shareholders (2) $ 23,466 $ 19,353 Diluted Weighted-Average Shares Outstanding 19,422 16,531 Adjusted Diluted Weighted-Average Shares Outstanding 19,422 16,531 Adjusted non-GAAP Diluted Earnings per Share $ 1.21 $ 1.17 Three Months Ended March 31,

© 2024 ANI Pharmaceuticals, Inc. 20 June 2024